Exhibit 24.1

POWERS OF ATTORNEY

Each person whose signature appears below constitutes and appoints William F. Ritzmann and Vicki A. March, as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-1, Notice of Mutual Holding Company Reorganization, and Form MHC-2, Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company (collectively, the “Applications”) by United Community Bank or United Community Bancorp, and the Registration Statement on Form S-1 by United Community Bancorp and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the “OTS”) or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Applications and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

NAME	DATE

/s/ WILLIAM F. RITZMANN	December 13, 2005
William F. Ritzmann
President, Chief Executive Officer and Director (principal executive officer)
United Community Bancorp

President, Chief Executive Officer and Director (principal executive officer)
United Community Bank

/s/ VICKI A. MARCH	December 13, 2005
Vicki A. March
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)
United Community Bancorp

Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)
United Community Bank

/s/ RALPH B. SPRECHER	December 13, 2005
Ralph B. Sprecher
Chairman of the Board
United Community Bancorp

Chairman of the Board
United Community Bank

/s/ ROBERT J. EWBANK	December 13, 2005
Robert J. Ewbank
Director
United Community Bancorp

Director
United Community Bank

/s/ WILLIAM S. GEHRING	December 13, 2005
William S. Gehring
Director
United Community Bancorp

Director
United Community Bank

/s/ JERRY W. HACKER	December 13, 2005
Jerry W. Hacker
Director
United Community Bancorp

Director
United Community Bank

/s/ ELMER G. MCLAUGHLIN	December 13, 2005
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer, Corporate Secretary and Director
United Community Bancorp

Executive Vice President, Chief Operating Officer, Corporate Secretary and Director
United Community Bank

/s/ ANTHONY C. MEYER	December 13, 2005
Anthony C. Meyer
Director
United Community Bancorp

Director
United Community Bank

/s/ LARRY L. MILLER	December 13, 2005
Larry L. Miller
Director
United Community Bancorp

Director
United Community Bank

/s/ HENRY G. NANZ	December 13, 2005
Henry G. Nanz
Director
United Community Bancorp

Director
United Community Bank

/s/ GEORGE M. SEITZ	December 13, 2005
George M. Seitz
Director
United Community Bancorp

Director
United Community Bank

/s/ EUGENE B. SEITZ, II	December 13, 2005
Eugene B. Seitz, II
Director
United Community Bancorp

Director
United Community Bank

/s/ RICHARD C. STRZYNSKI	December 13, 2005
Richard C. Strzynski
Director
United Community Bancorp

Director
United Community Bank

/s/ FRANK E. WEISMILLER, JR.	December 13, 2005
Frank E. Weismiller, Jr.
Director
United Community Bancorp

Director
United Community Bank